PROJECT PROFILE

Zvago Cooperative at Lake Superior Duluth, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $18.4 million new construction of the Zvago Cooperative at Lake Superior development in Duluth, MN. The four-story project will create 51 new units of senior housing overlooking Lake Superior.

HIT ROLE	The HIT is purchasing $13.6 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Dougherty Mortgage LLC. The loan will be collateralized with a mortgage loan insured under Section 241 (a) of the National Housing Act.

SOCIAL IMPACT	This project will be the fourth Zvago Cooperative development in Minnesota and the third financed by HIT. There are several hospitals and medical clinics within close proximity to the development. Additionally there are also several hiking and biking trails in walking distance. The cooperative units offered at Zvago provide seniors with affordable home ownership options.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $13.6 Million	Total Development Cost $18.4 Million	51 New Units of housing	176,940 Hours of Union Construction Work Generated	$6 Million Tax revenue generated	$40 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Zvago Cooperative at Lake Superior Duluth, MN

“The HIT is proud to be a part of this winning formula-union pension money creating union jobs and housing for the benefit of workers and their community.”

— Ted Chandler, Managing Director/Regional Operations AFL-CIO Housing Investment Trust

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio- hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com